Restrictions on Cash and Due from Banks	12 Months Ended
Dec. 31, 2011
Restrictions on Cash and Due from Banks [Abstract]
Restrictions on Cash and Due from Banks
NOTE 4	Restrictions on Cash and Due from Banks

The Federal Reserve Bank requires bank subsidiaries to maintain minimum average reserve balances. The amount of those required reserve balances were approximately $1.7 billion and $1.2 billion at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, the Company held $8.5 billion and $10.1 billion, respectively of balances at the Federal Reserve Bank. These balances are included in cash and due from banks on the consolidated balance sheet.